Exhibit 10.26A

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT

(SECOND LIEN)

This AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 5, 2008, by and among SolarWinds, Inc., a Delaware corporation (“Holdings”), SolarWinds.Net, LLC, a Delaware limited liability company (the “LLC”), the Lenders party thereto from time to time, GoldenTree Asset Management, LP, as Lead Arranger and Syndication Agent (the “Syndication Agent”), and The Bank of New York Mellon (formerly known as The Bank of New York), a New York banking corporation, as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, “Collateral Agent”) with reference to the following:

WHEREAS, Holdings, LLC, the Lenders, and Agents are parties to that certain Credit and Guaranty Agreement, dated as of December 13, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, LLC, the other Grantors named therein, and Collateral Agent are parties to that certain Second Lien Pledge and Security Agreement, dated as of December 13, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, Holdings and LLC have requested that the Secured Parties amend the Credit Agreement as provided herein; and

WHEREAS, subject to the terms and conditions set forth herein, the Secured Parties, Holdings, and LLC are willing to make the amendments set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) The definition of “Consolidated Capital Expenditures” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before clause (iii), and (ii) adding the following after clause (iii):

“, and (iv) the consideration paid and expenditures made in connection with any Permitted Acquisition.”

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(b) Section 6.8(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Maximum Consolidated Capital Expenditures. Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Holdings and its Subsidiaries in excess of the corresponding amount set forth below opposite such Fiscal Year; provided, such amount for any Fiscal Year shall be increased by an amount equal to 75% of the excess, if any, of such amount for the previous Fiscal Year and not any year before the previous Fiscal Year (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year:

Fiscal Year	Consolidated Capital Expenditures
2007	$3,000,000
2008	$4,000,000
2009	$4,000,000
2010	$4,000,000
2011	$4,500,000

3. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the reasonable satisfaction of Agents (or a written waiver by Agents) of each of the following conditions:

(a) Agents shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

(b) Agents shall have received an amendment to the Intercreditor Agreement, duly executed by the parties thereto, and the same shall be in full force and effect;

(c) The representations and warranties herein and in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Holdings, the LLC, Agents, or any Lender.

4. Lenders’ Consent. The Lenders hereby consent to amendments to the Credit Documents and authorize and direct the Administrative Agent and the Collateral Agent to execute this Amendment and the other amendments to the Credit Documents in the forms attached hereto as Exhibit C.

5. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals.

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6. Representation. Except as expressly set forth in the Disclosure Schedule in Exhibit B attached hereto, Holdings and LLC jointly and severally represent and warrant that no Default or Event of Default under the terms of any other agreement exists as a result of Defaults and Events of Default described in Exhibit A attached hereto.

7. Ratification of Agreement.

(a) To induce the Requisite Lenders to enter into this Amendment, Holdings, and LLC jointly and severally represent and warrant that after giving effect to this Amendment, no Default or Event of Default under the terms of the Credit Agreement or any Collateral Document exists and, except as expressly set forth in the Disclosure Schedule in Exhibit B attached hereto, all representations and warranties contained in this Amendment and the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

(b) Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and each Collateral Document are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

8. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, HOLDINGS, LLC, AND THEIR RESPECTIVE SUBSIDIARIES HEREBY IRREVOCABLY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. HOLDINGS, LLC, AND THEIR RESPECTIVE SUBSIDIARIES IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) TO CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK. NEW YORK 10019, ITS AGENT FOR SERVICE OF PROCESS, WHICH SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OR COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS, LLC OR ANY OF THEIR RESPECTIVE SUBSIDIARIES IN ANY OTHER JURISDICTION.

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EACH OF HOLDINGS, LLC, AND THEIR RESPECTIVE SUBSIDIARIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY, THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT AND THE COLLATERAL DOCUMENTS.

9. Acknowledgment and Consent by LLC and Holdings. Each of LLC and Holdings hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under the Credit Agreement shall not be impaired or affected and the Credit Agreement is, and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

SOLARWINDS, INC.

By:	/s/ Kevin B. Thompson
Name:	Kevin B. Thompson
Title:	Chief Operating Officer, Chief Financial Officer & Treasurer

SOLARWINDS.NET, LLC

By:	/s/ Kevin B. Thompson
Name:	Kevin B. Thompson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (SECOND LIEN)]

ADMINISTRATIVE AGENT:
THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York)

By:	/s/ Meime Ng
Name:	Meime Ng
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (SECOND LIEN)]

COLLATERAL AGENT:
THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York)

By:	/s/ Meime Ng
Name:	Meime Ng
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (SECOND LIEN)]

LEAD ARRANGER AND SYNDICATION AGENT:
GOLDENTREE ASSET MANAGEMENT, L.P.

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (SECOND LIEN)]

LENDERS:
GoldenTree 2004 Trust
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

GoldenTree Capital Solutions Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

GoldenTree Capital Solutions Offshore Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

GoldenTree Credit Opportunities Financing I, Ltd.
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

GoldenTree MultiStrategy Financing, Ltd.,
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director-Bank Debt

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (SECOND LIEN)]

SPV Capital Funding, L.L.C.

By:	/s/ Robert T. Ladd
Name:	Robert T. Ladd
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (SECOND LIEN)]

Exhibit A

Existing Defaults

None.

Exhibit B

Disclosure Schedule

None.

Exhibit C

Form of Amendments to Credit Documents